EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

Jeffrey L. Smith, Esq.
COHEN, BRAME & SMITH
One Norwest Center, Suite 1800
1700 Lincoln Street
Denver, Colorado 80203

                      Re:       S-8 Issuance

Dear Mr. Smith:

Westmark Group Holdings, Inc. acknowledges that Jeffrey Smith has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Jeffrey Smith 27,800 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh